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                                                                   EXHIBIT 10.12

                        299,242 Shares of Common Stock

                          QUICKSILVER RESOURCES INC.

                               AGENCY AGREEMENT
                               ----------------

                               November 30, 2000

BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, N.Y.  10167

Dear Sirs:

     The undersigned stockholder (the "Selling Stockholder") of Quicksilver Resources Inc., a corporation organized and existing under the laws of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein, to
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sell (the "Offering") through Bear, Stearns & Co. Inc., as agent (the "Agent"),
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an aggregate of up to 299,242 shares (the "Shares") of the Company's common
                                           ------
stock, par value $.01 per share (the "Common Stock").  The Shares are more fully
                                      ------------
described in the Registration Statement referred to below.

     1.  Representations and Warranties of the Company. The Company represents
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and warrants to, and agrees with, the Agent that:

     (a) The Company meets the requirements for use of Form S-3 and has filed with the Securities and Exchange Commission (the "Commission") a registration
                                                  ----------
statement, and may have filed an amendment or amendments thereto, on Form S-3 (Registration No. 333-49136), and related preliminary prospectuses, as supplemented, for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of 1,639,437 shares of Common Stock, which registration
      --------------
statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to the Agent. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be a part of the registration statement at the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations"), and any post-effective amendments thereto under
---------------------------
Rule 462(d) through the Closing Date (as defined below) is hereinafter called the "Registration Statement." If the Company has filed or is required pursuant
     ----------------------
to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act Regulations registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, and unless otherwise
          ----------------------------------
specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, if any, which became effective upon filing, no other document with respect to the

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Registration Statement has heretofore been filed with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the Securities Act Regulations, each in the form heretofore delivered to the Agent). No stop order suspending the effectiveness of the Registration Statement (including any Rule 462(b) Registration Statement) has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. The prospectus relating to the Shares, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, is hereinafter referred to as the "Prospectus," except that, subject to Sections
                                ----------
5(a) and 5(b) below, if any revised prospectus or prospectus supplement shall be provided to the Agent by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Agent for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission as described in Rule 430A or Rule 424 of the Securities Act is hereafter called a "Preliminary Prospectus." All
                                          ----------------------
references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").
                                           -----

     (b) The Registration Statement and the Prospectus, and any amendments thereof or supplements thereto, at the time the Registration Statement became effective, at the time any post-effective amendment to the Registration Statement is filed with the Commission, at the time the Prospectus is first filed with the Commission, at the time any supplement or amendment to the Prospectus is filed with the Commission and as of the Closing Date, and Additional Closing Date, if any (as hereinafter respectively defined), and the Preliminary Prospectus, and any amendments thereof or supplements thereto, as of the date thereof, complied and comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations, and did not and as of the Closing Date, and Additional Closing Date, if any, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof (unless the term "Prospectus" refers to a prospectus which has been provided to the Agent by the Company for use in connection with the Offering which differs from the Prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, in which case at the time it is first provided to the Agent for such use) and on the Closing Date, and Additional Closing Date, if any, does not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section (1)(b) shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to the Agent furnished to the Company in writing by the Agent expressly for use in the Registration Statement or the Prospectus. Each Preliminary Prospectus and Prospectus filed as part of the Registration Statement, as part of any amendment thereto or pursuant to Rule 424 under the Securities Act Regulations, if filed by electronic

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transmission pursuant to Regulation S-T under the Securities Act, was identical to the copy thereof delivered to the Agent for use in connection with the offer and sales of the Shares (except as may be permitted by Regulation S-T under the Securities Act). There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement under the Securities Act that have not been described or filed therein as required, and there are no business relationships or related-party transactions directly or indirectly involving the Company, the Selling Stockholder or any other person required to be described in the Prospectus that have not been described therein as required.

     (c) Deloitte & Touche LLP, who has certified certain financial statements of the Company and has delivered its report with respect to the Company's audited financial statements included in the Registration Statement, the Prospectus and any Preliminary Prospectus, are independent public accountants as required by the Securities Act and the Securities Act Regulations. Weaver and Tidwell, L.L.P., who has certified certain financial statements of predecessors of the Company, Mercury Exploration Company, Michigan Gas Partners Limited Partnership and predecessor company acquisitions and who has delivered its report with respect to such predecessor companies' audited financial statements included in the Registration Statement, the Prospectus and any Preliminary Prospectuses, are independent public accountants as required by the Securities Act and Securities Act Regulations.

     (d) Holditch-Reservoir Technologies Consulting Services ("Holditch"),
                                                               --------
petroleum engineers from whose reserve reports information is set forth in the Registration Statement, the Prospectus and each Preliminary Prospectus, are independent petroleum engineers with respect to the Company. The factual information underlying the estimates of the reserves of the Company which was provided by the Company to Holditch for purposes of preparing the reserve information referenced in the Registration Statement, the Prospectus and each Preliminary Prospectus (the "Reserve Information") including, without
                             -------------------
limitation, production, volumes, sales prices for production, contractual pricing provisions under gas sales or marketing contracts, hedging arrangements, incurred costs of operations and development, and working interest and net revenue information relating to the Company's ownership interests in properties, was true and correct in all material respects on the date such information was furnished to Holditch and as of the date hereof; the estimates of future capital expenditures and other future exploration and development costs supplied to Holditch were prepared in good faith and with a reasonable basis. The information provided to Holditch for purposes of preparing the Reserve Information was prepared in accordance with customary industry practices.
Except as described in the Prospectus, the Company is not aware of any facts or circumstances that would result in a material adverse change in its reserves in the aggregate, or the aggregate present value of estimated future net revenues or the standardized measure of discounted future net cash flows therefrom, as described in the Prospectus and reflected in the Reserve Information. Estimates of the reserves and the present value of the estimated future net revenues and the discounted future net cash flows derived therefrom as described in the Prospectus and reflected in the Reserve Information comply in all material respects to the applicable requirements of Regulation S-X of the Securities Act Regulations and Industry Guide 2 under the Securities Act.

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     (e) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or otherwise) affairs or management of the Company, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

     (f) The Company (i) has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to carry on its business as it is currently being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties, (iii) has no subsidiaries other than MGV Energy, Inc., Beaver Creek Pipeline, L.L.C., Cinnabar Energy Services Trading LLC and Terra Energy Ltd. (the "Subsidiaries"), and (iv) is duly qualified and in good standing as a
      ------------
foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to clauses (i) (as it relates to good standing) and (iv), where the failure to be in good standing or so qualified does not and could not reasonably be expected to (x) individually or in the aggregate, result in a material adverse effect on the business, prospects, properties, operations, condition (financial or otherwise), affairs or management of the Company, (y) interfere with or adversely affect the marketability of the Shares pursuant hereto or (z) in any manner draw into question the validity of this Agreement (any of the events set forth in clauses
(x), (y) or (z), being referred to as a "Material Adverse Effect").
                                         -----------------------

     (g) Each of the Subsidiaries (i) has been duly organized and is validly existing as a corporation, or limited liability company, as the case may be, in good standing under the laws of the province or state of its organization, (ii) has all requisite corporate or similar power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to carry on its business as it is currently being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties, (iii) has no subsidiaries and (iv) is duly qualified and in good standing as a foreign corporation, or limited liability company, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to clauses (i) (as it relates to good standing) and (iv), where the failure to be in good standing or so qualified does not and could not reasonably be expected to result in a "Material Adverse
                                                              ----------------
Effect".
------

     (h) This Agreement and the transactions contemplated hereby have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by the Company, and is the legal, valid, binding agreement of the Company.

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     (i) The execution, delivery, and performance of this Agreement, the offering and sale of the Shares, and the consummation of the transactions contemplated hereby and in the Prospectus do not and will not violate, conflict with or constitute a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company, or result in an acceleration of any indebtedness of the Company pursuant to (i) the Restated Certificate of Incorporation or By-Laws of the Company, (ii) any bond, debenture, note, indenture, mortgage, deed of trust, contract or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any of its subsidiaries or their respective properties or assets are or may be bound, (iii) any statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their respective properties or assets or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with (x) any court or any governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets or (y) any other person is required for
(A) the execution, delivery and performance by the Company of this Agreement,
(B) the sale and delivery of the Shares to be sold and delivered by the Selling Stockholder hereunder and the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Agent.

     (j) All of the outstanding shares of Common Stock (including the Shares being sold hereunder by the Selling Stockholder) are duly authorized, validly issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive or similar rights. The Shares being sold by the Selling Stockholder under this Agreement are duly authorized, validly issued, fully paid and nonassessable. The capital stock of the Company conforms to the description thereof contained in the Prospectus, or if the Prospectus is not in existence, the most recent Preliminary Prospectus.

     (k) Except as disclosed in the Prospectus, there are not currently, and will not be as a result of the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any of its subsidiaries (other than options issued pursuant to the Company's stock option plans).

     (l) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company, threatened or contemplated to which the Company is a party or to which the business or property of the Company is subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (iii) no injunction, restraining order or order of any nature by a federal or

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state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject or to which the business, assets, or property of the Company or any of its subsidiaries are or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is required to be disclosed in the Registration Statement and the Prospectus and which could, individually or in the aggregate, result in a Material Adverse Effect.

     (m) The Company has not directly or indirectly (i) taken (other than through the actions, if any, of the Agent) any action designed to, or that might reasonably be expected to, cause or result in or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Preliminary Prospectus (a) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, shares of Common Stock or (b) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (n) The financial statements, together with the related notes, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations, cash flows, and changes in stockholders' equity of the Company or its predecessors, as applicable, as of and at the dates indicated and for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and comply with Regulation S-X of the Securities Act Regulations.

     (o) There are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement or the consummation by the Company or the Selling Stockholder of the transactions contemplated hereby, have the right to request or demand that the Company register under the Securities Act or analogous foreign laws and regulations securities held by them, other than such that have been duly exercised or waived.

     (p) The Company is not, and upon consummation of the transactions contemplated hereby will not be, (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or be subject to
                                      ----------------------
registration under the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (q) The Common Stock is registered (including the Shares to be sold by the Selling Stockholder hereunder) pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is listed for
                                       ------------
quotation on the American Stock Exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the American Stock Exchange, nor has the Company received any notification that the Commission or the American Stock Exchange is contemplating terminating such registration or listing.

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     (r) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

     (s) The Company is not (i) in violation of its Restated Certificate of Incorporation or By-Laws, (ii) in breach or default (nor does any condition exist that, with notice, the passage of time or both, would constitute a breach or default) in the performance of any obligation, agreement or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (iii) in violation, in any material respect, of any local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree applicable to the Company or any of its subsidiaries or any of their respective assets or properties (whether owned or leased).

     (t) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the sale of the Shares or prevents or suspends the use of the Prospectus; no injunction, restraining order or order of any kind by a federal or state court of competent jurisdiction has been issued that prevents or suspends the sale of the Shares in any jurisdiction or that could adversely affect the consummation of the transactions contemplated by this Agreement or the Prospectus; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

     (u) There is (i) no significant unfair labor practice complaint pending against the Company nor, to the best knowledge of the Company, threatened against it, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or, to the best knowledge of the Company, threatened against it, (ii) no strike, labor dispute, slowdown or stoppage pending against the Company or, to the best knowledge of the Company, threatened against it and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company. To the best knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company. The Company has not violated, in any material respect, (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA").
                                                         -----

     (v) The Company is not in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials ("Environmental
                                                             -------------
Laws") and, to the best knowledge of the Company, the Company has received all permits, licenses and other approvals required of it under applicable federal and state occupational safety and health and environmental laws and regulations to conduct its business, and the Company is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. There has been no storage, disposal, generation, transportation, handling or treatment of hazardous substances or solid wastes by the Company (or to the knowledge of the Company any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit which would require remedial action by the Company under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit except for those which have already been remedied, have been provided for through escrow of a portion of the acquisition consideration, have been assumed by a third party, or which would not result in, or which would not be reasonably likely to result, individually or in the aggregate, in a Material Adverse Effect. There has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any solid wastes or hazardous substances due to or caused by the Company, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which has already been remedied, has been assumed by a third party, or which would not result, or which would not be reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect. The terms "hazardous substances" and "solid wastes" shall have the meanings set forth in any currently applicable local, state, and federal laws or regulations with respect to environmental protection.

     (w) The Company has (i) good and marketable title in fee simple to all items of real property and defensible title to all personal property owned by it, free and clear of all security interests, liens, charges, encumbrances, equities, restrictions, claims and other defects, except such as are described in the Prospectus or as would not have a Material Adverse Effect, and (ii) peaceful and undisturbed possession of its properties under all material leases to which it is a party as lessee. The Company has good and defensible title (x) to its oil and gas properties, including its wells and its leasehold interests therein, and (y) to its net revenue interests therein in accordance with such leases, free and clear of all security interests, liens, charges, encumbrances, equities, restrictions, claims and other defects, except such as are described in the Prospectus or as would not have a Material Adverse Effect. The working interests in oil and gas leases held by the Company reflect in all material respects the right of the Company to explore or receive production from such underlying leases, and the care taken by the Company with respect to acquiring or otherwise procuring such leases was generally consistent with standard industry practices for acquiring or procuring such leases. All material leases to which the Company is a party are valid and binding, and no default by the Company has occurred and is continuing thereunder and, to the best knowledge of the Company, no material defaults by the landlord are existing under any such lease that could result in a Material Adverse Effect.

     (x) Except as described in the Prospectus (i) all royalties, rentals, deposits and other amounts due on the oil and gas properties of the Company have been properly and timely paid, and no proceeds from the sale or production attributable to the oil and gas properties of the Company are currently being held in suspense by any purchaser thereof, and (ii) there are no claims under take-or-pay contracts pursuant to which natural gas purchasers have any make-up rights affecting the interests of the Company in its oil and gas properties.

     (y) As of the date hereof, the aggregate undiscounted monetary liability of the Company for oil or natural gas taken or received under any operating or other agreement relating to its oil and gas properties that permits any person to receive any portion of the interest of the Company in oil and natural gas or to receive cash or other payments to balance any disproportionate allocation of oil or natural gas could not have a Material Adverse Effect.

     (z) The Company has (i) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business conducted by it in the
--------------
manner described in the Prospectus, except as described in the Prospectus or where failure to hold such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect and (ii) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect, and the Company is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto.

     (aa) Neither the Company nor, to the best knowledge of the Company, any of its officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction), which (i) might subject the Company, or any other individual or entity, to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, might have had a Material Adverse Effect or (iii) if not continued in the future, might have a Material Adverse Effect.

     (bb) All material tax returns required to be filed by the Company in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith through appropriate proceedings diligently pursued and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Company, there are no material proposed additional tax assessments against the Company or the assets or property of the Company. The Company has made adequate (in the opinion of the Company) charges, accruals and reserves in the applicable financial statements included in the Prospectus in respect of all federal, state and foreign income and franchise taxes for all periods presented therein as to which the tax liability of the Company has not been finally determined.

     (cc) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences thereto.

     (dd) The Company maintains insurance covering its properties, operations, personnel and businesses with institutions it believes to be financially responsible. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its business. The Company has not received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof, subject only to changes made in the ordinary course of business, consistent with past practice, which do not, either individually or in the aggregate, materially alter the coverage thereunder or the risks covered thereby. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted or as presently contemplated and at a cost that would not result in a Material Adverse Effect.

     (ee) The Company and any "employee benefit plan" (as defined under ERISA) established or maintained by the Company or its "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate"
                                                                ---------------
means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company is a member. No "reportable event" (as
      ----
defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates. No "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

     (ff) Subsequent to the respective dates as of which information is given in the Prospectus and up to the Closing Date, except as set forth in the Prospectus, (i) the Company has not incurred any liabilities or obligations, direct or contingent, that are or will be material, either individually or in the aggregate, to the Company and its subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business, (ii) there has not been, either individually or in the aggregate, any change or development that could reasonably be expected to result in a Material Adverse Effect, (iii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iv) there has been no material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in the Prospectus, or if the Prospectus is not in existence the most recent Preliminary Prospectus.

     (gg) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company, the Selling Stockholder or any other person that would give rise to a valid claim against the Company, the Selling Stockholder or the Agent for a brokerage commission, finder's fee or like payment in connection with the sale of the Shares.

     (hh) The statements (including the assumptions described therein) included in the Prospectus (i) are within the coverage of Rule 175(b) under the Securities Act to the extent such data constitute forward looking statements as defined in Rule 175(c) and (ii) were made by the Company with a reasonable basis and reflect the Company's good faith estimate of the matters described therein.

     (ii) The Company has implemented Year 2000 compliance programs designed to ensure that its computer systems and applications will function properly beyond 1999. The Company believes that adequate resources have been allocated for this purpose and expects the Company's Year 2000 date programs to be completed on a timely basis, except as could not have a Material Adverse Effect.

     (jj) The Company does not have any debt securities or preferred stock which is rated by any "nationally recognized statistical rating organization" as defined for purposes of Rule 436(g) under the Securities Act.

     (kk) The Company has the power to submit, and pursuant to this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any federal or state court in the State of New York, County of New York, and has the power to designate, appoint and empower and pursuant to this Agreement has legally, validly, effectively and irrevocably designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York, County of New York, as provided in Section 14 hereof.

     (ll) Each certificate signed by any officer of the Company and delivered to the Agent or counsel for the Agent pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to the Agent as to the matters covered thereby.

     2.   Representations and Warranties of the Selling Stockholder.  The
          ---------------------------------------------------------
Selling Stockholder represents and warrants to, and agrees with, the Agent that:

     (a) The Selling Stockholder is the lawful owner of the Shares to be sold by the Selling Stockholder hereunder and the Selling Stockholder has good and marketable title to such Shares, free and clear of all liens, encumbrances, equities and claims whatsoever, except for the restrictions on transfer referenced by the legends set forth on the certificates evidencing the Shares.

     (b) The Selling Stockholder has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

     (c) No consent, approval, authorization or order of any court or governmental agency or body is required to be obtained or made by the Selling Stockholder for the consummation by the Selling Stockholder of the transactions contemplated herein, in connection with the sale of the Shares, except (i) such as may be required as a result of the identity of the purchaser or purchasers of the Shares, including filings required under Section 13 of the Exchange Act and filings required under the Hart-Scott-Rodino Antitrust Improvement Act of 1978, as amended (the "HSR Act"), (ii) such as may have been obtained under the
                 -------
Securities Act, (iii) such as may be required by the National Association of Securities Dealers (the "NASD") and under the blue sky laws of any jurisdiction
                         ----
in connection with the sale of the Shares by the Selling Stockholder, and (iv) such other approvals may be required under state securities laws.

     (d) Neither the sale of the Shares being sold by the Selling Stockholder nor the consummation of any other of the transactions herein contemplated by the Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which the Selling Stockholder is a party or bound, or any judgement, order or decree applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder.

     (e) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (f) Any certificate signed by the Selling Stockholder and delivered to the Agent or counsel for the Agent in connection with the Offering shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to the Agent.

     (g) The information in the Prospectus under the caption "Selling Stockholders," which specifically relates to such Selling Stockholder (consisting of such Selling Stockholder's name and number of shares of Common Stock beneficially owned by such Selling Stockholder both before and after the offering contemplated hereby), will not on the date of the execution of this Agreement or on any Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (h) Upon sale, delivery of and payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, and the removal by the Company and its transfer Agent of the restrictions on transfer referenced by the legends on the certificates evidencing such Shares, the Selling Stockholder shall have transferred such Shares, free and clear of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever, other than any such restriction on transfer, lien, encumbrance, security interest, equity or claim created by this Agreement, the Agent or any purchaser of such Shares or resulting from any actions taken by the Agent or any such purchaser of the Shares.

     The Company and the Selling Stockholder acknowledge that the Agent and, for purposes of the opinions to be delivered to the Agent pursuant to Sections 8(b)
                                                                  -------------
and 8(c) hereof, counsel to the Company, counsel to the Selling Stockholder  and
    ----
counsel to the Agent, will rely upon the accuracy and truth of the foregoing representations as to matters of fact and hereby consent to such reliance.

     3.   Appointment; Basic Terms; Compensation; Purchase, Sale and Delivery
          -------------------------------------------------------------------
          of the Shares.
          -------------

     (a) The Agent is hereby appointed as the exclusive agent for the Selling Stockholder during the Offering Period (as hereinafter defined) for the purpose of finding purchasers for the Shares.

     (b) The Offering shall commence on the date hereof, and shall continue until December 31, 2000 (the "Offering Period"), subject to prior termination at
                              ---------------
any time by the Selling Stockholder or the Agent. Any termination of the Offering Period hereunder shall be effective on not less than three (3) business days' written notice to the other parties to this Agreement.

     (c) On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Agent confirms its acceptance of such appointment and agrees, on the terms and conditions herein set forth, to use its reasonable best efforts, in accordance with its customary practice, during the Offering Period to find prospective purchasers of the Shares. The Selling Stockholder expressly acknowledges and agrees that the Agent's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not in any way constitute a commitment by the Agent to purchase the Shares and does not ensure the successful sale of the Shares or any portion thereof. The Agent shall have the right to appoint one or more additional agents and/or selected dealers (who shall be members of the NASD) to assist in finding purchasers for the Shares, and any such additional agents or selected dealers may rely upon the representations and warranties and covenants of the Company and the Selling Stockholder set forth in this Agreement.

     (d) The procedure for executing sales of the Shares in the Offering shall be as follows:

          (i) The Agent shall from time to time notify the Selling Stockholder by telephone as, if and when the Agent identifies a prospective purchaser or purchasers for all or a portion of the Shares (in each case, a "Block of
                                                                --------
Shares"), specifying in each case the number of Shares constituting such Block of Shares and the price per Share for such Block of Shares that such purchaser or purchasers may be willing to pay and any other conditions relevant to the interest of such purchaser or purchasers therein.

          (ii) Upon receipt of such telephonic notice from the Agent, the Selling Stockholder shall promptly advise the Agent whether or not the price and other conditions (if any) included in such notice are acceptable to the Selling Stockholder. In the event that the price and other conditions (if any) included in such notice are acceptable to the Selling Stockholder, the Selling Stockholder and the Agent (or such purchaser or purchasers, acting through the Agent) will execute corresponding sale and purchase transactions in the Shares. None of the Selling Stockholder, the Agent or any purchaser shall be obligated on any sale of purchase of the Shares except pursuant to a transaction executed in accordance with the foregoing. The Agent shall have no liability or obligation to the Selling Stockholder with respect to any transaction executed by the Selling Stockholder directly with a purchaser, except under Sections 9 and 10 hereof. All transactions in the Shares hereunder will clear and settle through the Agent or its affiliate, Bear Stearns Securities Corp.("BSSC").
                                                                   ----

          (iii) The Company will pay all applicable state transfer taxes, if any, involved in the transfer of any Shares to be purchased from the Selling Stockholder and the Agent will pay any additional stock transfer taxes involved in further transfers.

     (e) The Selling Stockholder shall pay the Agent a 4% commission on the gross proceeds of each sale of Shares in the Offering.

     (f) The Agent's appointment and agency under this Agreement, shall begin as of the date hereof and continue through and including the earlier of (i) the final Closing (as such term is defined below) or (ii) upon the expiration or termination of the Offering Period (the date on which such agency is terminated being hereinafter referred to as the "Offering Termination Date"); provided,
                                      -------------------------
however, that termination of the Offering Period shall not affect (x) the terms and conditions of this Agreement as they apply to any sale or purchase of the Shares previously executed pursuant to Section 3(d) hereof or (y) the provisions of Sections 1, 7 and 9 through 17 of this Agreement, all of which shall continue in effect after such Offering Termination Date. Subject to the foregoing, upon the Offering Termination Date, the agency created by this Agreement shall terminate.

     (g) With respect to each sale of Shares executed by the Selling Stockholder and the Agent or any purchaser pursuant to Section 3(d):

          (i) The Selling Stockholder hereby irrevocably constitutes and appoints each of Stephen M. Parish, Wayne Stoltenberg, Gary Munowitz and any other duly authorized officers of Bear, Stearns & Co. Inc. each with full power and authority to act alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the Selling Stockholder (individually an "Attorney" and collectively the "Attorneys"), with full power
                  --------                        ---------
and authority in the name of, for and on behalf of, the Selling Stockholder with respect to all matters arising in connection with the sale of the Shares by the Selling Stockholder including, but not limited to, the power and authority on behalf of the Selling Stockholder to take any and all of the following actions:

          (A) To sell, assign, transfer and deliver to the purchaser(s) thereof such Shares, (whether as one Block of Shares or as more than one Block of Shares), such Shares to be represented by certificate(s) deposited by the Selling Stockholder with BSSC, as custodian, at the purchase price per Share agreed upon for the sale, after deducting all selling commissions and other amounts payable by the Selling Stockholder hereunder;

          (B) To instruct BSSC on all matters pertaining to the sale of the Shares and the delivery of certificates therefor, including: (i) the transfer of the Shares on the books of the Company in order to effect the sale of the Shares (including designating the name or names in which new certificate(s) for Shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the purchaser(s) of the certificate(s) for the Shares against receipt by BSSC of the purchase price to be paid therefor, (iii) the payment, out of the proceeds (net of commissions) from the sale of the Shares, of any expense incurred by the Selling Stockholder hereunder and any transfer taxes payable in connection with the transfer of the Shares ("Transfer Taxes") and (iv) the
                                             --------------
transmission to the Selling Stockholder of the proceeds, if any, from the sale of the Shares (after deducting all selling commissions and other amounts payable by the Selling Stockholder and the return to the Selling Stockholder, of new certificate(s) representing the excess, if any, of the number of Shares represented by certificate(s) deposited with BSSC over the number of Shares sold.

          (C) To incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the Shares and to determine the amount of any Transfer Taxes payable in connection with the transfer of the Shares;

          (D) To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Commission, state securities commissions and the NASD, and in general to do all things and to take all actions which the Attorneys, in their sole discretion, may consider necessary or desirable in connection with the sale of Shares, as fully as could the Selling Stockholder if present and acting;

          (E) If necessary, to endorse (in blank or otherwise) on behalf of the Selling Stockholder the certificate(s) representing the Shares, or a stock power or powers attached to such certificate(s); and

          (F) To sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by the this Agreement.

          (ii) Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney, and the act of any Attorney shall be the act of the Attorneys. Each Attorney is hereby empowered to determine in his or her sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him or her shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him or her pursuant hereto.

          (iii) The Selling Stockholder agrees, if so requested, to provide such other documentation as the Attorneys, the Company, the Agent or any of their respective counsel may reasonably request to effectuate any of the provisions hereof, all of the foregoing to be in form and substance reasonably satisfactory in all respects to the party requesting such documentation.

          (iv) This power of attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the Agent, the Company and the other Selling Stockholders in the Offering, and for the purposes of completing the transactions contemplated by this Agreement.

          (v) This power of attorney is an agency coupled with an interest and all authority conferred hereby shall be irrevocable and shall not be withdrawn or terminated by any act of the Selling Stockholder or by operation of law, or by the occurrence of any other event or events (including, without limitation, the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an "Event").
                                                                        -----
If an Event shall occur after the sale of a Block of Shares is approved by the Selling Stockholder pursuant to Section 3(d)(ii) but before completion of such sale, then certificate(s) representing the Shares will be delivered to the Agent by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred regardless of whether or not the BSSC, the Attorneys, the Agent, or any one of them, shall have received notice of such Event.

          (h) With respect to each sale of Shares executed by the Selling Stockholder, the Agent and any purchaser pursuant to Section 3(d), the Selling Stockholder irrevocably authorizes and directs BSSC, as custodian, (i) to take all necessary action to cause the Shares to be transferred on the books of the Company into such names as the Agent shall have instructed, including surrendering the certificate(s) representing the Shares to the transfer agent for the Common Stock for cancellation, in exchange for new certificate(s) for shares of Common Stock registered in such names and in such denominations as the Agent shall have instructed, (ii) to deliver such new certificate(s) to the Agent for the account of the purchaser(s) thereof, against payment for such Shares at the purchase price per

Share specified in accordance with this Agreement and to give receipt for such payment, (iii) to deposit the same to the Selling Stockholder's account with BSSC and draw upon such account to pay such Transfer Taxes as BSSC may be instructed to pay by the Agent, and (iv) to hold for the account of the Selling Stockholder, on the terms and conditions applicable to the Selling Stockholder's account with BSSC, the excess, if any, of the amount received by BSSC as payment for the Shares over the Transfer Taxes, if any.

          (i) Notwithstanding anything to the contrary contained herein, the Selling Stockholder may sell Shares to the Company, and the Company may purchase Shares directly from the Selling Stockholder, in which case such Shares shall not be subject to this Agreement, other than the provision for payment of certain fees and expenses as set forth below, and no commissions shall be due hereunder on the sale of such Shares by the Selling Stockholder to the Company; provided, however, that the Selling Stockholder agrees that it shall pay BSSC or the Agent, as applicable, usual and customary trading fees and expenses relating to the transfer of such Shares.

     4.  Closing.  A closing ("Closing") for the sale of Shares purchased in the
         -------               -------
Offering may be held on one or more occasions prior to the end of the Offering Period. At each such Closing, payment of the proceeds of the Offering shall be made by certified or bank check(s) or by wire transfer to the order of the Selling Stockholder. The Agent may deduct its commissions and any other amounts payable to the Agent by the Selling Stockholder from the net proceeds deliverable to the Selling Stockholder.

     5.  Covenants of the Company.  The Company covenants and agrees with the
         ------------------------
Agent that:

     (a) (i) If the Registration Statement has not yet been declared effective on the date of this Agreement, the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period and will provide evidence satisfactory to you of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

          (ii) The Company will notify you immediately (and, if requested by you, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments from the Commission and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)or Rule
434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

     (b) If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Agent or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act or the Securities Act Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

     (c) The Company will promptly deliver to you two signed copies of the Registration Statement, including exhibits and all amendments thereto, and the Company will promptly deliver to each of the Agent such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as you may reasonably request.

     (d) The Company will endeavor in good faith, in cooperation with you, at or prior to the time of effectiveness of the Registration Statement, to qualify, if necessary, the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

     (e) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

     (f) Other than the Company's issuance of Common Stock, (i) pursuant to any existing employee benefit plans, (ii) upon the exercise, conversion or exchange of any currently outstanding stock options or warrants, (iii) in exchange for shares of MGV Energy, Inc. currently held by minority shareholders thereof, or (iv) in a transaction described in Rule 145(a)(2) or (3) promulgated under the Securities Act which is exempt from registration under the Securities Act, during the period of 90 days from the date hereof, the Company will not, and will not permit any of its affiliates, directly or indirectly, to issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) or otherwise dispose of, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock) or any interest therein or announce any intention to do any of the foregoing without the prior written consent of the Agent.

     (g) During a period of three years from the effective date of the Registration Statement, the Company will furnish to you copies of (i) all reports to its stockholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

     6.  Covenants of the Selling Stockholder.  The Selling Stockholder
         ------------------------------------
covenants and agrees with the Agent that:

     (a) The Selling Stockholder will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

     (b) The Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an Agent or dealer may be required under the Securities Act, of (i) any change in information in the Registration Statement or the Prospectus relating to the Selling Stockholder, or (ii) any new material information relating to the information stated in the Prospectus about the Selling Stockholder which comes to the attention of the Selling Stockholder.

     (c) The Selling Stockholder shall deposit the Shares in an account with BSSC, as custodian, on or prior to the date hereof and, to the extent such Shares have not previously been sold hereunder, shall maintain such Shares on deposit in such account until the expiration of the Offering Period.

     7.  Payment of Expenses.  Whether or not the transactions contemplated in
         -------------------
this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholder hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), the underwriting documents (including this Agreement) and all other documents related to the public offering of the Shares (including those supplied to the Agent in quantities as herein above stated), (ii) the transfer and delivery of the Shares to the Agent, including any transfer or other taxes payable thereon
(iii) the qualification of the Shares under state or foreign securities or blue sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees of counsel for the Agent and such counsel's disbursements in relation thereto, (iv) filing fees of the Commission and the NASD, and (v) the cost and charges of any transfer agent or registrar for the Common Stock. Notwithstanding the foregoing, the Selling Stockholder agrees to pay its portion of actual out of pocket costs incurred in filing of the Registration Statement up to a maximum of $1,000 for registration and filing fees and $4,500 for legal fees.

     8.  Conditions of Agent Obligations.  The obligations of the Agent under
         -------------------------------
Section 3 hereof shall be subject to the accuracy of the representations and
---------
warranties of the Company and the Selling Stockholder herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 8 "Closing Date" shall refer to the Closing Date for the Shares); to the absence from any certificates, opinions, written statements or letters furnished to you or to Jenkens & Gilchrist ("Agent's Counsel") pursuant to this Section 8 of any misstatement or omission, to the performance by the Company or the Selling Stockholder of their respective obligations hereunder, and to the following additional conditions:

     (a) The Registration Statement shall have become effective not later than 5:30 p.m., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by you; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Securities Act Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

     (b) At the Closing Date you shall have received the opinion of Cantey & Hanger, L.L.P., counsel for the Company, dated the Closing Date addressed to the Agent and in form and substance satisfactory to Agent's Counsel, to the effect that:

          (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Delaware. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect. The Company has all requisite corporate or similar authority to own, lease and license its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

          (ii) All of the outstanding shares of Common Stock (including the Shares to be sold by the Selling Stockholder hereunder) are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights, and no preemptive rights of stockholders exist with respect to any of the Company=s Common Stock. The Shares to be delivered by the Selling Stockholder on the Closing Date have been duly and validly authorized, and are fully paid and nonassessable. The certificates for the Common Stock are in due and proper form. The Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (iii) The shares of Common Stock currently outstanding (including the Shares to be sold by the Selling Stockholder hereunder) are listed on the American Stock Exchange.

          (iv) This Agreement has been duly and validly authorized, executed and delivered by the Company.

          (v) There is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or to the best of such counsel's knowledge, threatened against, or involving the properties or business of, the Company, which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

          (vi) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not violate, conflict with or constitute a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default), or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or result in any acceleration of any indebtedness of the Company pursuant to (A) any bond, debenture, note, indenture, mortgage, deed of trust, contract or other agreement known to such counsel to which the Company is a party or by which the Company or its properties or assets are or may be bound
(B) any statute, rule or regulation applicable to the Company or any of its properties or assets or (C) to the best knowledge of such counsel, any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any governmental agency or authority having jurisdiction over the Company or its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Agent (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Securities Act.

          (vii) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and other financial or statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations.

          (viii) The Registration Statement is effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Securities Act Regulations have been made.

          (ix) There are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, have the right to request or demand that the Company register under the Securities Act or analogous foreign laws and regulations securities held by them, other than those such that have been duly exercised or waived.

          (x) The statements in the Prospectus which purport to summarize the provisions of statutes, regulations, contracts, and other documents, insofar as such statements constitute a summary of documents referred to therein or matters of law, are, in all material respects, accurate summaries and fairly and correctly present the information required to be shown with respect to such matters and documents.

          (xi) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or Prospectus which are not so filed or described as required.

          (xii) The Company has all approvals, licenses and permits required to conduct its business lawfully, except where the failure to so possess would not have a Material Adverse Effect.

          In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Agent at which the contents of the Prospectus and related matters were discussed and, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial or statistical data included therein).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the federal laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Agent's Counsel) of other counsel reasonably acceptable to Agent's Counsel, familiar with the applicable laws; (B) as to federal regulatory issues, on the opinion of special regulatory counsel; (C) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Agent's Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is being relied upon and for what purpose.

     (c) The Selling Stockholder shall have caused its counsel to have furnished to the Agent its opinion dated the Closing Date and addressed to the Agent to the effect that:

          (i) The Selling Stockholder has full right, power and authority to sell, assign, transfer and deliver the Shares delivered by the Selling Stockholder hereunder, except for the restrictions on transfer referenced by the legends set forth on the certificates evidencing such Shares.

          (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder for the consummation by the Selling Stockholder of the transactions contemplated by this Agreement in connection with the sale of the Shares except (i) such as may be required as a result of the identity of the purchaser or purchasers of the Shares, including filings required under Section 13 of the Exchange Act and filings required under the HSR Act, (ii) such as may have been obtained and made under the Securities Act, (iii) such as may be required by the NASD and under the blue sky laws of any jurisdiction, in connection with the sale of the Shares by the Selling Stockholder, and (iv) such other approvals as may be required under state securities laws;

          (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body applicable to the Selling Stockholder or any court having jurisdiction over the Selling Stockholder or any of its properties or (B) any agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject, which agreements or instruments have been identified to such counsel by the Selling Stockholder as being material to the Selling Stockholder, or (C) the constituent documents of the Selling Stockholder; and

          (iv) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the federal laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Agent's Counsel) of other counsel reasonably acceptable to Agent's Counsel, familiar with the applicable laws; (B) as to federal regulatory issues, on the opinion of special regulatory counsel; (C) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Stockholder and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Selling Stockholder and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Agent's Counsel. The opinion of such counsel for the Selling Stockholder shall state that the opinion of any such other counsel is being relied upon and for what purpose.

     (d) All proceedings taken in connection with the sale of the Shares as herein contemplated shall be satisfactory in form and substance to you and to Agent's Counsel, and the Agent shall have received from said Agent's Counsel a favorable opinion, dated as of the Closing Date with respect to the sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company shall have furnished to Agent's Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (e) At the Closing Date you shall have received a certificate of the President and Chief Operating Officer and the Executive Vice President and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this Section 8 has been satisfied,
(ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the Closing Date the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a material adverse change, in the business, prospects, properties, operations, condition (financial or otherwise), affairs or management of the Company, except in each case as described in or contemplated by the Prospectus.

     (f) At the time this Agreement is executed and at the Closing Date, you shall have received a letter from Deloitte & Touche LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Agent and in form and
                                                      -----
substance satisfactory to you, stating that, among other things: (i) they are independent certified public accountants with respect to the Company within the meaning of the

Securities Act and the Securities Act Regulations and stating that the information provided in response to Item 10 of the Registration Statement is correct insofar as it relates to them, (ii) in their opinion, the financial statements and schedules of the Company included in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the applicable published rules and regulations of the Commission thereunder, (iii) on the basis of procedures consisting of a reading of the latest available unaudited interim financial statements of the Company, a reading of the minutes of meetings and consents of the stockholders and Board of Directors of the Company and the committees of such Board of Directors subsequent to December 31, 1999, inquiries of officers and other employees of the Company who have responsibility for financial and accounting matters of the Company with respect to transactions and events subsequent to December 31, 1999, a review of interim financial information in accordance with the standards established by the American Institute of Certified Public Accountants in Statement of Auditing Standards No. 71, Interim Financial Information with respect to the nine month period ended September 30, 2000 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited financial statements and schedules of the Company presented in the Registration Statement and the Prospectus, including the quarterly information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations," do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and, if applicable, the Exchange Act and the applicable published rules and regulations of the Commission thereunder or that such unaudited consolidated financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; (B) with respect to the period subsequent to September 30, 2000, there were, as of the date of the most recently available monthly consolidated financial statements of the Company, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or shareholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet presented in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; (C) that during the period from October 1, 2000 to the date of the most recent available monthly financial statements of the Company, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; (D) the unaudited pro forma income statements and balance sheets presented in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and, if applicable, the Exchange Act and the applicable published rules and regulations of the Commission thereunder, that such unaudited pro forma income statements and balance sheets are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; or (E) any other unaudited pro forma income statement data or balance sheet items included in the Registration Statement or Prospectus do not agree with the corresponding amounts in the pro forma income statements or balance sheets included in the Registration Statement and Prospectus; and (iv) they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you set forth in such letter, and found them to be in agreement.

     (g) At the time this Agreement is executed and at the Closing Date, you shall have received a letter from Weaver and Tidwell, L.L.P., independent accountants for predecessor entities to the Company, including Mercury Exploration Company and Michigan Gas Partners Limited Partnership and certain acquired properties (collectively, the APredecessor Entities@), dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Agent and in form and substance satisfactory to you, stating that, among other things: (i) they are independent certified public accountants with respect to the Predecessor Entities within the meaning of the Securities Act and the Securities Act Regulations and stating that the information provided in response to Item 10 of the Registration Statement is correct insofar as it relates to them; (ii) in their opinion, the financial statements and schedules of the Predecessor Entities included in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the applicable published rules and regulations of the Commission thereunder; and (iii) they have compared specific dollar amounts, number of shares, percentages of revenues and earnings, and other information pertaining to the Predecessor Entities set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent such amounts, numbers, percentages and information may be derived from the general accounting records of the Company or the Predecessor Entities from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, and other appropriate procedures specified by you set forth in such letter, and found them to be in agreement.

     (h) The Selling Stockholder shall have furnished to the Agent a certificate, signed by the Selling Stockholder, dated the Closing Date, to the effect that the signer of such certificate has caused to be carefully examined the portions of the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement that describe or pertain to the Selling Stockholder and that the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

     (i) Prior to the Closing Date the Company and the Selling Stockholder shall have furnished to you such further information, certificates and documents as you may reasonably request.

     (j) You shall have received from Holditch a letter, dated as of the Closing Date, addressed to the Agent and in form and substance satisfactory to you, stating, among other things (i) they are independent petroleum engineers with respect to the Company, and (ii) nothing has come to their attention that would lead them to conclude that the Reserve Information referenced in the Registration Statement or the Prospectus is inaccurate or incomplete in any material respect.


     If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Agent's Counsel pursuant to this Section 8 shall not be in all material respects reasonably satisfactory in form and substance to you and to Agent's Counsel, all obligations of the Agent hereunder may be canceled by you at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing, or by telephone, telex or telegraph, confirmed in writing.

     9.   Indemnification.
          ---------------

     (a) The Company agrees to indemnify and hold harmless the Agent and each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which it may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agent through you expressly for use therein.

     (b) The Selling Stockholder agrees to indemnify and hold harmless the Agent and each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which it may become subject under the Securities Act, the Exchange Act or otherwise, that arise out of or are based upon the inclusion in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, of any untrue statement relating to the Selling Stockholder or alleged untrue statement or any omission or alleged omission relating to the Selling Stockholder made therein in reliance upon and in conformity with written information furnished to the Company or the Agent by the Selling Stockholder expressly for use therein. The Company and the Agent acknowledge that the statements relating to the Selling Stockholder set forth under the caption "Selling Stockholders" in the Prospectus constitute the only information furnished in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement relating to the Shares as originally filed or in any amendment thereof, any related Preliminary Prospectus or the Prospectus or in any amendment thereof, any related Preliminary Prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

     (c) The Agent agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and the Selling Stockholder, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agent through you expressly for use therein; provided, however, that in no case shall the Agent be liable or responsible for any amount in excess of the commission applicable to the Shares sold by the Agent hereunder. This indemnity will be in addition to any liability which the Agent may otherwise have, including under this Agreement. The Company and the Selling Stockholder acknowledge that the statements set forth under the caption "Sale of Shares" in the Prospectus constitute the only information furnished in writing by or on behalf of the Agent expressly for use in the Registration Statement relating to the Shares, as originally filed or in any amendment thereof, any related Preliminary Prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

     (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9, except to the extent such failure prejudiced the indemnifying party). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such proceeding.

     10.  Contribution.  In order to provide for contribution in circumstances
          ------------
in which the indemnification provided for in Section 9 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, then upon the occurrence of such circumstance, the Company and the Selling Stockholder, on the one hand, and the Agent, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Agent, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, the Selling Stockholder and the Agent may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, the

Selling Stockholder and the Agent from the Offering or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Stockholder and the Agent in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Agent, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of commissions but before deducting expenses) received by the Selling Stockholder, and (y) the commissions received by the Agent, respectively. The relative fault of the Company, the Selling Stockholder and of the Agent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 10, (i) in no case shall the Agent be liable or responsible for any amount in excess of the commissions applicable to the Shares sold by the Agent hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 10 and the preceding sentence, the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 10, each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Agent, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 10. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise, except to the extent such failure prejudiced such party. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld. Notwithstanding anything in this Agreement to the contrary, the liability of the Selling Stockholder under the Selling Stockholder's representations and warranties contained in Section 2 hereof and under the indemnity and contribution agreements contained in this Section 10 shall be limited to an amount equal to the net purchase price of the Shares received by the Selling Stockholder.

     11.  Survival of Representations and Agreements.  All representations
          ------------------------------------------
and warranties, covenants and agreements of the Agent, the Company and the Selling Stockholder contained in this Agreement, including representations of the Company and the Selling Stockholder in Section 1 and 2, the agreements contained in Sections 5, the indemnity agreements contained in Section 9, the contribution agreements contained in Section 10 and the agreements contained in
Section 14, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Agent or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof or on behalf of the Selling Stockholder, and shall survive delivery of and payment for the Shares to and by the Agent. The representations contained in Section 1 and the agreements contained in Sections 5, 9, 12(d) and 14 hereof shall survive the termination of this Agreement, including termination pursuant to Section 12 hereof.

     12.  Effective Date of Agreement; Termination.
          ----------------------------------------

     (a) This Agreement shall become effective, upon the later of when (i) you, the Company and the Selling Stockholder shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. To the extent that any Shares remain unsold hereunder at the expiration of the Offering Period, this Agreement shall thereupon terminate without liability to the Company, the Selling Stockholder or the Agent except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company and the Selling Stockholder by notifying you or by you by notifying the Company or the Selling Stockholder. Notwithstanding the foregoing, the provisions of this Section 12 and of Sections 1, 7 and 9 through 17 hereof shall at all times be in full force and effect.

     (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on the New York or American Stock Exchanges shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Shares or the Additional Shares, as the case may be, shall have become effective; or (D) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or
(ii) if there shall have been such change in political, financial or economic conditions if the effect of any such event in (i) or (ii) as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

     (c) Any notice of termination pursuant to this Section 12 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

     (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 12(a) hereof or (ii) Section 12(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Agent set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform any agreement herein or comply with any provision hereof, the Company or the Selling Stockholder, as applicable, will, subject to demand by you, reimburse the Agent for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Agent in connection herewith.

     13.  Notices.  All communications hereunder, except as may be otherwise
          -------
specifically provided herein, shall be in writing and, if sent to the Agent, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, Bear, Stearns & Co. Inc., 245 Park Avenue, New York, NY 10167, Attention:
              , with a copy to: Jenkens & Gilchrist, a Professional Corporation,
--------------
1445 Ross Avenue, Suite 3200, Dallas, Texas 75202, Attention: L. Steven Leshin, Esq.; if sent to the Company, shall be mailed, delivered, or telegraphed and confirmed in writing to the Company, 777 West Rosedale Street, Suite 300, Fort Worth, Texas 76104, Attention: Chief Financial Officer, with a copy to Cantey & Hanger, LLP, 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102, Attention:
Dean A. Tetirick, Esq.; or, if sent to the Selling Stockholder to Union Oil Company of California, 2141 Rosecrans Avenue, Suite 4000, El Segundo, California 90245, Attention: Dennis P.R. Codon, Senior Vice President, Chief Legal Officer and General Counsel.

     14.  Consent to Jurisdiction; Waiver of Immunities; Appointment of Agent
          -------------------------------------------------------------------
          for Service.
          -----------

     (a)  The Company and the Selling Stockholder:

          (i) irrevocably submit to the nonexclusive jurisdiction of any New York State or federal court sitting in the State of New York, County of New York and any appellate court from any thereof in any action, suit or proceeding arising out of or relating to this Agreement or any other document delivered in connection herewith and irrevocably waives any immunity from such action or proceeding it may otherwise enjoy in the aforementioned courts;

          (ii) irrevocably agree that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or in such federal court; and

          (iii) irrevocably waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (iv) The parties hereto waive all rights to trial by jury in any action, suit or proceeding brought to resolve any dispute whether sounding in contract, tort or otherwise, between the parties arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement or the transactions contemplated herein.

          (v) Any and all legal process, summons, notices and documents that may be served on a party hereto in any action, suit or proceeding brought against it, with respect to such party's obligations, liabilities or any other matter arising out of or relating to this Agreement or any other document delivered in connection herewith may be served on such party by certified mail or physical delivery to such party at the address for such party specified in Section 13
                                                                  ----------
hereof.

     (b) Nothing in this Section 14 shall affect the right of any person to serve legal process in any other manner permitted by law or affect the right of any person to bring any action or proceeding against the Company or its properties in the courts of other jurisdictions.

     (c) The provisions of this Section 14 shall survive any termination of this Agreement, in whole or in part.

     15.  Parties.  This Agreement shall inure solely to the benefit of, and
          -------
shall be binding upon, the Agent, the Company, the Selling Stockholder and the controlling persons, directors, officers and others referred to in Sections 9 and 10, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from the Agent.

     16.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of New York for contracts made and to be fully performed in such state without regard to principles of conflicts of law.

     17.  Counterparts.  This Agreement may be executed and delivered
          ------------
(including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     If the foregoing correctly sets forth the understanding between you, the Company and the Selling Stockholder, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                              Very truly yours,

THE COMPANY:                  QUICKSILVER RESOURCES INC.


                              By:  /s/GLENN DARDEN
                                  --------------------------------------
                              Name:  Glenn Darden
                                    ------------------------------------
                              Title:  President
                                     -----------------------------------


THE SELLING STOCKHOLDER:  Union Oil Company of California


                              By:  /s/DANIEL A. FRANCHI
                                  --------------------------------------
                              Name:  Daniel A. Franchi
                                    ------------------------------------
                              Title:  Assitant Treasurer
                                     -----------------------------------

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, N.Y.  10167


By:  /s/STEPHEN STRATY
    --------------------------------------
Name:  Stephen Straty
      ------------------------------------
Title:  Senior Managing Director
       -----------------------------------